     Exhibit 10.21

DATED September 6th 2007

(1) EUSA PHARMA (EUROPE) LIMITED

- and –

(2) Samaritan Pharmaceuticals Europe S.A

________________________________________

EXCLUSIVE DISTRIBUTION AGREEMENT

________________________________________

THIS AGREEMENT is made 6th day of September 2007

BETWEEN:(1) EUSA PHARMA (EUPROPE) LIMITED a company incorporated under the laws of England and having its principle office at The Magdalen Centre, Oxford Science Park, Oxford OX4 4GA (“EUSA”); and

(2)	Samaritan Pharmaceuticals Europe S.A having its principal place of business at 11 Filopappou Street,
11741, Athens, Greece (“the Distributor”).

WHEREAS:

The Distributor desires to and has agreed to act as distributor of EUSA for sale of the Product in the Territory (as herein defined) on the terms set out below and EUSA is willing to supply the Distributor with the Product for resale in the Territory.

THE PARTIES HEREBY AGREE as follows:

1.	Definitions and Interpretation

1.1.	In this Agreement unless the context requires otherwise the following words and phrases shall have the respective adjacent meanings:

	“Affiliate”	in respect of either party any company which at the relevant time directly or indirectly owns or controls or is directly or indirectly owned or controlled by or in common control with such party to the extent of more than 50% of its shares having the right to vote at a General Meeting;

	“Commencement Date”	the date of execution of this Agreement;

	“Force Majeure”	any cause preventing or hindering the performance of this
Agreement arising from or attributable to acts, events or
circumstances beyond the reasonable control of the party affected including but not limited to epidemic of disease, Act of God, shortage of materials, war, labour disputes, accidents, fire, breakdown of machinery, acts of government or other legal
authority, riot or civil commotion and whether ejusdem generis to the above causes or not;

	“Intellectual Property”	any patent, copyright, design right, registered design, trade mark
(registered or unregistered) or other industrial or intellectual property right subsisting in the Territory in respect of the Product and applications for any of the foregoing;

	“Marketing Authorisation”	such marketing authorisations and/or licences as are necessary to enable the Distributor to distribute and sell the Product in the
Territory;

	“Minimum Sale Quantity”	the quantities of the Product that the parties have agreed shall be the minimum quantity to be purchased that year as specified in
Schedule 1;

	“Product”	The pharmaceutical products specified in Schedule 1 subject to such additions and deletions thereto as may from time to time be made in accordance with this Agreement or otherwise by mutual agreement;

		“Quarter”	a period of three consecutive months commencing on 1 January, 1
April, 1 July and 1 October in each year during the term of this
Agreement;

		“Regulatory Authority”	all such governmental bodies or agencies that are responsible for granting the Marketing Authorisations required in the Territory;

		“Restricted Information”	any information oral, visual or written which (i) is disclosed to the
Distributor by EUSA pursuant to in contemplation of or other ways in connection with this Agreement; or (ii) comes to the attention of the Distributor and relates to the Product or the business of EUSA or any Affiliate of EUSA (whether or not such information is expressly stated to be confidential or marked as such);

		“Specification”	the specification of the Product as described in the Marketing
Authorisation (registered with the Regulatory Authority) and as varied in accordance with the terms of this Agreement and so as to comply with the requirements of the Regulatory Authority from time to time;

		“Territory”	Greece, Cyprus

		“Trade Mark”	the trade mark(s) identified in Schedule 3 hereof.

1.2		Reference in this Agreement to a person shall be deemed to include any legal entity whether it be an individual, partnership, company, unincorporated organisation, or any Government or agency thereof.

1.3		Where the context admits reference in this Agreement to the singular shall include the plural and vice versa and reference to the masculine shall include the feminine and vice versa.

1.4		The headings in this Agreement are for ease of reference only and shall not affect its interpretation.

2	.	Appointment of Distributor

2.1		Subject to the terms and conditions of this Agreement EUSA hereby appoints the Distributor as its exclusive distributor for the resale of the Product in the Territory and the Distributor hereby agrees to act in that capacity subject to the terms and conditions of this Agreement.

2.2		EUSA shall not during the continuance of this Agreement appoint any other person to act as EUSA’s distributor for the Product in the Territory.

2.3		The Distributor shall not obtain supplies of the Product for resale in the Territory during the currency of this Agreement except from EUSA.

2.4		The Distributor shall not sell or authorise the sale of Product to:

		2.4.1	any person in the Territory where the Distributor knows or has reason to believe that the
Product will be resold in any country which is outside the Territory; or

		2.4.2	any person outside the Territory.

2.5		If Distributor receives a request from a customer located outside the Territory for supply of the Product
Distributor shall forward it to EUSA.

2.6		Nothing in this Agreement shall entitle the Distributor to any right or remedy against EUSA if the Product is sold in the Territory by any person outside the Territory other than EUSA or any person or company authorised by EUSA. EUSA shall use its reasonable endeavours as permissible by law to prevent such a sale.

2.7		The Distributor shall be entitled to describe itself as an "Authorised Distributor" of EUSA for the Product
in the Territory but shall not hold itself out as EUSA's agent for sales of the Product or otherwise as being entitled to bind EUSA in any way.

2.8		The Distributor shall not sell the Product through a sales agent or a sub-distributor without the express prior written permission of EUSA. Notwithstanding any such permission granted by EUSA the Distributor shall be and remain responsible in all respects for the acts and omissions of any sales agent or sub-
distributor and those acts and omissions shall for the purposes of this Agreement be deemed the acts and omissions of the Distributor.

2.9		The appointment of the Distributor, the acceptance of forecasts and orders for the Product, the supply of the Product to the Distributor and the resale and distribution thereof by the Distributor shall at all times be conditional on the requisite Marketing Authorisation being in force in the Territory.

3	.	The Product

3.1		EUSA shall not be under any obligation to manufacture or to continue the manufacture of the Product and may at any time make such alteration to the Specification as it thinks fit and/or as may be required by the
Regulatory Authority including changes in design, production or packaging of the Product or to withdraw the Product.

3.2		EUSA shall use all reasonable efforts to supply the Products to the Distributor in accordance with the forecasts supplied by the Distributor pursuant to this Clause.

3.3		Not later than 14 days following the Commencement Date the Distributor shall submit to EUSA a forecast of its requirements of the Products for the remainder of the Quarter in which such date falls and for the next three succeeding Quarters. Thereafter the Distributor shall submit to EUSA not later than
12 weeks prior to the commencement of each Quarter a revised forecast for the next four succeeding
Quarters.

3.4		The forecasts submitted by the Distributor pursuant to Clause 3.3 above are estimates of the Products to be supplied to the Distributor hereunder and no such forecast shall be binding upon either EUSA or the
Distributor until such time as a written order has been submitted by the Distributor for the supply of
Products which has been accepted by EUSA in writing. Notwithstanding the foregoing the Distributor undertakes to place orders with EUSA in each Quarter for a quantity of the Products which is within the range of plus or minus 10% of the latest forecast of those quantities as submitted by the Distributor 12 weeks prior to the commencement of that Quarter and undertakes that the quantity of the Products purchased each year shall not be less than the relevant Minimum Sale Quantity. EUSA shall use its reasonable endeavours to supply the Minimum Sale Quantity of the Products to the Distributor.

3.5		In the event that Distributor fails to achieve the Minimum Sale Quantity in any calendar year as stated in
Schedule 1 then EUSA shall be entitled to terminate the contract with three (3) months notice.

4	.	Price and Payment

4.1	The Distributor shall pay to EUSA the sum of ___________________ on 2008 and a further sum of on
________ 2009 in lieu of a licensing fee. In addition, Distributor shall pay EUSA a one off payment of upon achieving of in-market sales in a timeframe of twelve consecutive months.

4.2		The prices of the Products shall be the prices specified in Schedule 1 hereof which shall be subject to amendment by agreement between the parties at any time after the period of one (1) year from the
Commencement Date.

4.3		In the event that the parties fail to agree upon the price following negotiations on each anniversary of this
Agreement under Clause 4.1, this Agreement shall be terminated with not less that three (3) months' written notice by either EUSA or the Distributor whether or not the initial period of five (5) years and seven (7)
months has expired.

4.4	In the event that this Agreement is terminated in accordance with Clause 4.2, the price during the period of notice shall remain the same as it was prior to notice being given to terminate this Agreement.

4.5			EUSA shall be entitled to invoice the Distributor at any time after the Products have been delivered.

4.6			Payment shall be due and payable within sixty (60) days of the date of EUSA's invoice.

4.7	Should any amount not be paid by the Distributor on or before the due date for payment the Distributor shall pay to EUSA (in addition to the amount not paid) interest on such amount unpaid at the rate of above the base rate from time to time of the Barclays Bank Plc and such interest shall be calculated and payable in respect of the period from thirty (30) days after the date of the invoice for such amount until the date payment in full is received by EUSA.

5	.		Supply and Delivery

5.1	Unless otherwise agreed in writing between the parties EUSA shall make all reasonable efforts to deliver the Products within twelve (12) weeks of the date of the relevant order being placed by the Distributor and accepted by EUSA.

5.2			The Products will be supplied Ex-Works (Carriage and Insurance Paid as defined in Incoterms 1990) from EUSA’s designated premises in Europe.

5.4	On arrival of each consignment of the Products at the designated premises the Distributor shall promptly store the Products in accordance with Good Manufacturing Practice as required or approved by the
Regulatory Authority in the Territory and with EUSA’ standards. The Distributor shall distribute the stock in a manner which will ensure that all Products reach customers in perfect condition taking into account the period as notified by EUSA during which the Products will remain stable.

6	.		Retention of Title and Risk

6.1			Risk in each consignment of the Product supplied by EUSA to the Distributor under the terms of this Agreement shall pass to the Distributor upon delivery in accordance with Clause 5.2.

6.2	Product shall become the sole and absolute property of Distributor both in law and in equity upon the delivery of the Product in accordance with Clause 5.2. Payment terms in accordance with Clause 4.6 shall be effective as of the day of delivery of the Product from EUSA to Distributor in accordance with Clause
5.2. Failure to make payment in accordance with Clause 4.6 shall entitle EUSA to claim interest on outstanding balances in accordance with Clause 4.7, further EUSA shall have the right to terminate if full outstanding payment has not been received as cleared funds within 30 calendar days of the due date.

7	.		Marketing of the Product

7.1	The Distributor shall be entitled to resell the Product to its customers at such prices as it may determine, subject to all applicable price controls imposed by governmental authorities in the Territory.

7.2			In connection with the promotion and marketing of the Product the Distributor shall:

		7.2.1	make clear in all dealings with customers, prospective customers and other persons that it is acting as Distributor of the Product and not as an agent of EUSA;

7.2.2	provide EUSA each month with reports in such form as EUSA may reasonably require of sales of the Product by the Distributor (made in the preceding month and since the last report) and containing such other information as EUSA may reasonably require;

7.2.3	from time to time consult with EUSA's representatives for the purpose of assessing the state of the market in the Territory and permit them to inspect any premises and/or documents used by the Distributor in connection with the sale of the Product;

7.2.4	be responsible for producing at its own cost supplies of all materials necessary for the marketing and promotion of the Product in the Territory and at the request of EUSA provide copies of such sales aids, including catalogues, sales brochures and sales manuals, as relate to the Product;

7.2.5	use in relation to the Product only such advertising, promotional and selling materials as are approved in writing by EUSA and provide EUSA with any information which is necessary in order to enable EUSA to fulfil each order and to comply with all labelling marketing and other applicable requirements in the Territory;

	7.2.6	provide EUSA with copies of its up-to- date price list for the Product;

7.2.7	in respect of each of the Products, observe and comply with EUSA’s procedures for Adverse
Reaction Reporting and provision of medical information as detailed in a safety data exchange agreement to be agreed between the parties within 90 days of the Commencement Date;

7.2.8	The Distributor shall in accordance with EUSA's product recall procedure as supplied to the
Distributor carry out a recall of the Product whenever so directed or requested by the
Regulatory Authority or other governmental authority in the Territory. In the absence of any such direction or request the Distributor shall only carry out a recall of the Product when so requested by EUSA. The cost of any recall of Product shall be borne by EUSA in the following circumstances but not otherwise:

(i) in the circumstances specified in Clause 14.2; and

(ii) in circumstances where the recall is carried out at the request of EUSA and not at the direction or request of the Regulatory Authority or other governmental authority in the Territory.

(iii) in all other circumstances the cost shall be borne by the Distributor.

7.3	The Distributor shall not:

	7.3.1	pledge the credit of EUSA in any way;

	7.3.2	engage in any conduct which in the opinion of EUSA is prejudicial to EUSA's business or the marketing of the Product; or

	7.3.3	be concerned or interested in the manufacture, sale, promotion, marketing or importation into the Territory of any goods which may compete with the Products.

7.4	The Distributor shall be responsible for obtaining any necessary import licences or permits necessary for the entry of the Products into the Territory, or their delivery to the Distributor, and the Distributor shall be responsible for any and all customs duties, clearance charges, taxes, brokers' fees and other amounts payable in connection with the importation and delivery of the Products.

7.5	The Distributor warrants to EUSA that it has informed EUSA of all laws and regulations affecting the manufacture, sale, packaging and labelling of Products which are in force within the Territory or any part of it (Local Regulations) at the date of this agreement.

7.6	The Distributor shall give EUSA as much advance notice as reasonably possible of any prospective changes in the Local Regulations.

7.7	On receipt of notification from the Distributor under clause7.6, EUSA shall endeavour to ensure that the
Products comply with any change in the Local Regulations by the date of implementation of that change or as soon as is reasonably possible thereafter.

7.8	The Distributor shall adhere to all commercial obligations detailed in Schedule 2 with regard to the standards required of the business relationship between EUSA and Distributor. EUSA will have the right to terminate with three (3) months notice if after issuing a written warning for non-compliance to any of the standards Distributor does not remedy the fault within thirty (30) days.

8	.	Packaging of the Product

8.1		The Product will be supplied in EUSA's packaging and livery. The packaging and all package inserts will be in either Greek or English language.

9	.	Regulatory Responsibilities

9.1		The Distributor acknowledges that the Marketing Authorisations have been issued in the name of and are held by EUSA.

9.2	Distributor shall be exclusively responsible for the Registration of the Product in the Territory, including the payment of all the costs resulting from the Registration. After the signature of the Distribution
Agreement, EUSA shall submit a letter before the competent health authorities in the Territory to designate the Distributor as distributor of the Product in the Territory. Thereafter, Distributor will be financially responsible for all future variations necessary to the registration file, with the exception of those variations requested by EUSA and not under the control of Distributor or the competent health authorities. Should any variations be necessary, EUSA will act as an advisor to Distributor in order to ensure timely approval of such variations.

9.3	The Distributor shall advise EUSA on pricing submission activities and both parties will endeavour to achieve the best price possible. EUSA, with the assistance of Distributor shall draft necessary pricing documentation and the Distributor shall submit on behalf of EUSA this required pricing documentation to the authorities relevant to the authorities and maintain regular lines of contact with the authorities to ensure the requested price is approved within 60 days.

9.4		The Distributor may progress at its own cost Phase IV trial work provided that it is in accordance with EUSA’s corporate strategy and approved in advance by EUSA.

10	.	Intellectual Property

10.1	EUSA hereby authorises the Distributor to use the Trade Marks of EUSA in the Territory on or in relation to the Product for the purpose only of exercising its rights and performing its obligations under this
Agreement provided that the Distributor shall ensure that each reference to and use of any of the Trade
Marks is in a manner from time to time approved by EUSA and where appropriate is accompanied by an acknowledgement, in a form approved by EUSA, that the same is a registered trademark of EUSA.

10.2		Save as provided herein above, the Distributor shall not:

		10.2.1	make any modification to the Product or it’s packaging;

		10.2.2	alter, obscure, remove or tamper with any trade marks, markings, numbers, labels, indication of the source of origin, or other means of identification used on or in relation to the Product;

		10.2.3	use the Trade Marks in any way which might prejudice their distinctiveness or validity or the goodwill of EUSA therein;

		10.2.4	use in relation to the Product any trade marks other than the Trade Marks without obtaining the written consent of EUSA; or

		10.2.5	use or make any application for registration in the Territory of any trade marks or trade names so resembling any trade mark or trade name of EUSA as to be likely to cause confusion or deception.

10.3		The Distributor shall promptly and fully notify EUSA of any actual, threatened or suspected infringement in the Territory of any of the Intellectual Property which comes to the Distributor's notice, and of any claim by any third party so coming to its notice that the importation of the Product into the Territory, or the sale therein infringes any right of any other person, and the Distributor shall at the request and expense of
EUSA do all such things as may be reasonably required to assist EUSA in taking all proceedings in relation to any such infringement or claim.

10.4		The Distributor hereby acknowledges that it shall not acquire any rights in respect of any trade names or trade marks of EUSA (including but not limited to the Trade Marks) or of the goodwill associated therewith and that all such rights and goodwill are, and shall remain, vested in EUSA. The Distributor will not alter, obscure, remove, conceal or otherwise interfere with any markings, names, labels or other indications of the source of origin of the Products which may be placed by EUSA on the Products.

10.5		The Distributor shall at the expense of EUSA take such steps as EUSA may reasonably require to assist
EUSA in maintaining the validity and enforceability of the Intellectual Property and the Distributor will not do or allow or authorise anyone to do any act which would or might invalidate or be inconsistent with the
Intellectual Property and shall not omit or allow or authorise anyone to omit to do any act which, by its omission, would have that effect or character.

10.6		Other than as is necessary for the proper performance of this Agreement by the Distributor, no licence, express or implied, is granted by this Agreement by EUSA under any of the Intellectual Property rights including those of its Affiliates.

11	.	Restricted Information

11.1		Except as provided in Clause 11.2 and 11.3 each party shall at all times during the continuance of this
Agreement and for ten (10) years after its termination;

		11.1.1	use its best endeavours to keep all Restricted Information disclosed to it by the other party confidential and accordingly not disclose any Restricted Information to any other person; and

		11.1.2	not use any Restricted Information disclosed to it by the other party for any purpose other than the performance of its obligations under this Agreement.

11.2		Any Restricted Information may be disclosed by the party receiving such information (the “Receiving
Party”) to:

		11.2.1	any purchasers of the Product;

		11.2.2	the Regulatory Authority or other governmental authority in the Territory; and

		11.2.3	any employees of the Receiving Party or of any of the aforementioned persons and subject in every case only to the extent necessary for the purposes contemplated in this Agreement or as is required by law and subject in each case to the Receiving Party using its best endeavours to ensure that the person in question keeps the same confidential and does not use the same except for the purpose for which the disclosure is made.

11.3		Restricted Information may be used by the Receiving Party for any purpose or disclosed to the extent only that:

		11.3.1	it is at the date hereof or hereafter becomes public knowledge through no act or omission of the
Distributor its agents or employees (provided that in doing so the Distributor shall not disclose any Restricted Information which is not public knowledge); or

		11.3.2	it can be shown by the Distributor, to the reasonable satisfaction of EUSA, to have been known to the Distributor prior to its being disclosed by EUSA to the Distributor; or

		11.3.3	it can be shown by the Distributor that Restricted Information was obtained from third parties who lawfully acquired such information without restrictions as to its use or dissemination.

12	.		Force Majeure

12.1			Neither party shall be under any liability to the other for failure or delay in the performance of any obligation hereunder or part thereof (other than obligations to pay money) to the extent and for the period that such performance is prevented by reason of Force Majeure provided that the party claiming the benefit of this Clause gives written notice of the Force Majeure to the other.

12.2			Either party shall be entitled to terminate this Agreement forthwith by giving written notice to the other. If the performance of this Agreement shall be hindered or prevented for a period exceeding six (6) months due to an event of Force Majeure affecting either party which cannot be removed or abated.

13	.		Term of Agreement

13.1			This Agreement shall take effect on the Commencement Date and subject to termination in accordance with all other relevant provisions hereof and subject to the withdrawal of any of the Products by EUSA in accordance with Clause 3 shall continue in force for an initial period of five (5) years from and seven (7)
months the Commencement Date and thereafter shall continue from year to year unless terminated by one of the parties giving to the other not less that three (3) months written notice of termination. Such notice can be given at any time to expire at the end of the initial period of five (5) years and seven (7) months or upon any subsequent anniversary thereof.

14	.		Warranty, Indemnity and Insurance by EUSA

14.1			EUSA warrants that:

		14.1.1	all quantities of the Product supplied to the Distributor hereunder shall at the time of delivery conform to the applicable specifications in the relevant Marketing Authorisations and shall pass the National Institute of Health Assay in the Territory; and

		14.1.2	EUSA's quality control procedures shall have been carried out prior to delivery of the Product to the Distributor and certificates of analysis and protocols of production and testing relevant to each batch of Product delivered shall be supplied with the Product at the time of delivery.

14.2			If notwithstanding the above any of the Product supplied by EUSA is released for distribution and is subsequently found to be faulty or defective, where the fault or defect arises from an act or omission on
EUSA's part, then EUSA shall indemnify the Distributor against all the costs of replacement of such faulty or defective Product and the recall or destruction of such faulty or defective Product and the parties shall give to each other all reasonable assistance with the recall by providing each other with all relevant information available to each of them respectively.

14.3			EUSA shall indemnify the Distributor against legal liability to third parties in respect of all actions, proceedings, costs, claims, damages, demands, expenses, losses and liabilities in relation to death of or personal injury to human beings to the extent that the same arises from:

		14.3.1	the negligence of EUSA; or

		14.3.2	the failure by EUSA to supply the Product in accordance with the provisions of Clause 14.1 hereof.

Provided that it shall be a condition of EUSA being liable under the foregoing indemnity that;

		(i)	the Distributor shall promptly notify EUSA of any claim made against it in relation to such matters; and

		(ii)	the Distributor shall not accept any compromise or settlement or take any other material steps in relation to the subject of such claim without the prior approval of EUSA and its insurers in writing; and

		(iii)	the Distributor shall co-operate fully with and give every reasonable assistance to EUSA or its insurers in the investigation and handling of any claim; and

		(iv)	the Distributor shall take all reasonable steps to mitigate any loss in relation to any claim made against EUSA hereunder.

14.4		Except for the warranties set forth herein as expressly provided in this Clause 14, EUSA makes no representations or warranties of any kind, express, implied or otherwise. EUSA specifically disclaims and Distributor hereby expressly waives:-

		14.4.1	any express or implied warranty of merchantability or fitness for a particular purpose with respect to the Product whether used alone or in connection with other substances or materials;
or

		14.4.2	any liability with respect to any Product which:

			14.4.2.1	has been tampered with or in any way altered or modified other than labelling or packaging, other than by EUSA; or,

			14.4.2.2	has been subject to misuse, negligence or accident other than by EUSA; or

			14.4.2.3	has been stored, handled, maintained or used in a manner contrary to regulatory requirements or EUSA’s instructions; or

			14.4.2.4	has exceeded its stated expiry date.

and the warranty set forth in Clause 14.1 above shall not apply to any such Product.

14.5		No agent, employee or representative of EUSA has any authority to bind EUSA to any affirmation, representation or warranty except as stated in this Agreement.

14.6		Notwithstanding anything to the contrary in this Agreement EUSA and its Affiliates shall not, except as provided in Clause 14.3 above, be liable to the Distributor by reason of any representation or implied warranty, condition or other term or any duty of common law, or under the express terms of this
Agreement for any consequential loss or damage (whether for loss of profit or otherwise and whether occasioned by the negligence of EUSA or its employees or agents or otherwise) arising out of or in connection with any act or omission of EUSA relating to the manufacture or supply of the Product or their resale.

14.7		EUSA will at its own cost maintain throughout the period of this Agreement and for a period of not less than five (5) years following its termination insurance cover indemnifying EUSA against such of its liabilities arising under the foregoing indemnities as are insurable.

15	.	Warranty, Indemnity and Insurance by Distributor

15.1		The Distributor warrants that it will:

		15.1.1	comply with all laws and regulations in the Territory pertaining to the sale and marketing of the Product; and

		15.1.2	ensure that all labelling and packaging pertaining to the Product complies with all laws and regulations in the Territory; and

		15.1.3	sell the Product only for applications set forth in the Marketing Authorisation.

15.2		The Distributor hereby indemnifies EUSA and its Affiliates and shall keep them indemnified from and against all loss, damage, liability or expense suffered or incurred by EUSA and arising from the breach of this Agreement by the Distributor or from the Distributor's negligence including but not limited to:

		15.2.1	any act, omission, neglect or default of the Distributor's agents and employees;

		15.2.2	any claim brought by any third party against EUSA arising out of any breach by the Distributor of any of its obligations under this Agreement or arising from the supply of the Product or the conduct of the Distributor.

15.3		The Distributor will at its own cost maintain throughout the period of this Agreement and for a period of not less than five (5) years following its termination, insurance cover indemnifying the Distributor against such of its liabilities arising under the foregoing indemnities as are insurable. Such cover shall be in terms reasonably acceptable to EUSA and shall be in the joint names of EUSA and the Distributor. The
Distributor shall also effect at its own cost such insurance as may be required by governmental or statutory authorities in the Territory.

15.4		The Distributor will provide EUSA with a broker's or insurer's certificate confirming such insurance cover is in place together with confirmation of receipt of payment of the premiums. Such certificate will be provided on or before the date hereof and at such times as EUSA may reasonably request.

16	.	Notices

16.1		Any notice given under or in connection with this Agreement shall be in writing and left at or sent by pre-
paid first class post or the equivalent in the Territory or facsimile transmission to the address of the other party specified below or such other address as that party may from time to time specify in accordance with this Clause. If sent by first class post a notice shall be deemed to have been delivered when in the normal course of the post it would have been delivered and if sent by facsimile a notice shall be deemed to have been received within twelve hours of transmission as evidenced by the message confirmation generated by the facsimile machine provided that a facsimile is followed within three days by a hard copy of the notice.

16.2		Neither party shall be entitled to assign any of its rights or duties under this Agreement without the prior written consent of the other which consent shall not be unreasonably withheld.

17	.	Termination

17.1		In addition to all other rights of termination specified herein either party shall be entitled to terminate this
Agreement by notice to the other party having immediate effect if:

		17.1.1	that other party commits any breach of any of the provisions of this Agreement and in the case of a breach capable of remedy that other party fails to remedy the breach within 30 days of receipt of a notice giving particulars of the breach and requiring it to be remedied;

		17.1.2	an encumbrancer takes possession of or a receiver or administrative receiver or manager or administrator is appointed over all or any part of any property or assets of the Distributor or takes or suffers any similar action in consequence of debt;

		17.1.3	that other party makes any voluntary arrangement with its creditors or becomes subject to an administrative order or a similar event in any jurisdiction; or

		17.1.4	that other party goes into liquidation other than a voluntary liquidation for the purpose of amalgamation or reconstruction of its business or otherwise ceases or threatens to cease to carry on business.

17.2		The right to terminate this Agreement given by this Clause shall be without prejudice to any other right or remedy of the other party in respect of the breach concerned.

17.3		EUSA shall be entitled to terminate this Agreement by giving not less than 30 days' written notice to the
Distributor if there is at any time a material change in the management, ownership or control of the
Distributor.

17.4		EUSA shall be entitled to terminate this Agreement with twelve (12) months written notice (reducing to six
(6) months after four (4) years from the Commencement Date) upon the initiation of an EUSA affiliate, subsidiary or branch, including a joint venture in the Territory. In the event termination occurs under this clause 17.4 within five (5) years and 7 months from the Commencement Date, the parties will negotiate in good faith the reimbursement of a proportion of the fee paid by the Distributor under Clause 4.1.

18	.	Consequences of Termination

18.1		Upon the expiry or other termination or as the context admits notice of termination of this Agreement for any reason:

		18.1.1	the Distributor shall within 30 days send to EUSA or otherwise dispose of in accordance with the directions of EUSA all samples of the Product and all advertising, promotional or sales material relating to the Product in the possession or control of the Distributor;

		18.1.2	the Distributor shall cease to promote, market, advertise or solicit customers for or sell the
Product;

		18.1.3	EUSA shall be entitled to purchase from the Distributor at the invoice price including the cost of transportation and insurance all unsold Product then in the possession of the Distributor which it desires to purchase, notifying the Distributor of its decision within 30 days of termination based on the Distributors last statistical return, and stocks not so purchased may be sold by the
Distributor within 3 months of termination;

		18.1.4	the Distributor shall have no claim against EUSA for compensation for loss of distribution rights, loss of goodwill or any similar loss;

		18.1.5	Clauses 4, 6, 10, 11, 14, 15 and 18 shall continue in full force in accordance with their terms;

		18.1.6	termination shall be without prejudice to the accrued rights, obligations and remedies of the parties available at the time of termination;

18.2		If termination is due to the default of the Distributor, outstanding unpaid invoices shall become payable immediately instead of on the payment terms otherwise applicable.

19	.	Entire Agreement

19.1		Each party acknowledges that in entering into this Agreement it does not do so on the basis of, and does not rely on, any representation warranty or other provision except as expressly provided herein and all conditions, warranties or other terms implied by statute or common law are hereby excluded to the fullest extent permitted by law.

19.2		This Agreement and the provisions of any Schedules hereto constitute the entire agreement between the parties and supersede and extinguish all previous communications representations, agreements or understandings whether oral or written between the parties with respect to the subject matter hereof.

19.3		Any amendments or variations to the terms of this Agreement must be agreed in writing and signed by both parties.

20	.	Agency

20.1		Nothing contained in this Agreement shall or be deemed to constitute a partnership nor a relationship of principal and agent nor a joint venture between the parties and neither party shall bind nor conduct itself in a manner to suggest it has authority to bind the other in any way except as expressly permitted in this
Agreement.

21	.	Governing Law and Jurisdiction

21.1		This Agreement is governed by and shall be construed in accordance with the laws of England and the parties hereby submit to the jurisdiction of the English Courts.

22	.	Waiver

22.1		Amendment or waiver of any provision of this Agreement must be made in writing and agreed to in writing by a duly authorised representative of each party.

22.2		The failure on the part of either party to exercise or enforce any right conferred upon it hereunder shall not be deemed to be a waiver of any such right or operate to bar the exercise of enforcement thereof at any time or times thereafter.

22.3		If any provision of this Agreement is held by any court or other competent authority to be void or unenforceable in whole or part, this Agreement shall continue to be valid as to the other provisions and the remainder of the affected provision.

IN WITNESS whereof this Agreement has been executed by the duly authorised representatives of the parties the day and year first above written.

Signed for and on behalf of
EUSA PHARMA (EUROPE) LIMITED by:

Signed for and on behalf of
Samaritan Pharmaceuticals Europe S.A by:

SCHEDULE 1
Rapydan
Erwinase
Kidrolase